UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2015

KITE REALTY GROUP TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-32268	11-3715772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

30 S. Meridian Street
Suite 1100
Indianapolis, IN	46204
(Address of principal executive offices)	(Zip Code)

(317) 577-5600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Charter Amendment

On May 26, 2015, Kite Realty Group Trust (the “Company”) filed Articles of Amendment (the “Charter Amendment”) to its Articles of Amendment and Restatement of Declaration of Trust (as amended, the “Charter”) with the Maryland State Department of Assessments and Taxation to decrease the total number of common shares authorized for issuance under the Charter from 450,000,000 to 225,000,000. As previously disclosed, the Charter Amendment was approved by the shareholders of the Company at the Company’s 2015 annual meeting of shareholders held on May 21, 2015. The Charter Amendment became effective upon filing.

Bylaw Amendments

On May 21, 2015, the Board of Trustees (the “Board”) of the Company approved and adopted amendments (the “Bylaw Amendments”) to the Company’s Second Amended and Restated Bylaws (as amended, the “Bylaws”).  Article V, Section 2 of the Bylaws was amended to allow for the Company’s president to remove a vice president from office to coincide with the president’s authority to appoint vice presidents to office. Article V, Section 9 of the Bylaws also was amended to allow for the Company’s president to designate one or more vice presidents as executive vice president, senior vice president or vice president of particular areas of responsibility, in addition to the Board. The Bylaw Amendments became effective immediately.

The foregoing summaries of the Charter Amendment and the Bylaw Amendments do not purport to be complete and are qualified in their entirety by reference to the full text of the Charter Amendment and the Bylaw Amendments, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
3.1	Articles of Amendment to the Articles of Amendment and Restatement of Declaration of Trust of Kite Realty Group Trust, as supplemented and amended
3.2	First Amendment to the Second Amended and Restated Bylaws of Kite Realty Group Trust, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: May 28, 2015	By:	/s/ Daniel R. Sink

Daniel R. Sink
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Articles of Amendment to the Articles of Amendment and Restatement of Declaration of Trust of Kite Realty Group Trust, as supplemented and amended
3.2	First Amendment to the Second Amended and Restated Bylaws of Kite Realty Group Trust, as amended